                                                                    EXHIBIT 10.1

                    SETTLEMENT AGREEMENT AND GENERAL RELEASES

     This Mutual Settlement  Agreement and General Release ( the "Agreement") is
made and entered  into by and between K. Thomas and Callaway  Decoster,  husband and wife  and K.  Thomas  Decoster  individually,  Michael  P.  and  Roberta  S.
Gaudette,  husband and wife, Dominic M. Strazzulla, the Felix A. Hertzka Estate,
Claudette L. Gelfand and the Claudette L. Gelfand Revocable Trust,  Catherine C.
Griffin,  Michael B. and Diane L. Hayden,  husband and wife,  Alexander  Harris,
Holly O.  Harris,  and  Joseph R.  Fichtl and the  Joseph R.  Fichtl  1995 Trust
(hereinafter   collectively  the  "Debenture  Holders")  and  Water  Chef,  Inc.
(hereinafter "WaterChef").

     WHEREAS, the Debenture Holders provided Bridge Loan funding to WaterChef in exchange for the issuance of  Subordinated  Debentures  and Warrants to Purchase
Stock;

     WHEREAS, in the course of the parties' dealing, a dispute arose relative to
WaterChef's   obligations  to  the  Debenture  Holders  and  Debenture  Holders'
obligations to Defendant pursuant to the aforementioned  Subordinated Debentures and Warrants to Purchase Stock;

     WHEREAS,  the Debenture  Holders initiated a legal action against WaterChef in the New Hampshire Superior Court for Hillsborough County (Northern District),
docketed  00-C-714  seeking damages flowing from alleged breaches of WaterChef's obligations to the Debenture Holders, allegedly resulting in breach of contract, breach of implied  covenant of good faith and fair dealing,  liability for debt, unjust  enrichment  and liability  under a theory of quantum  meruit (the "Legal
Action");

     WHEREAS,  Defendant  asserted  counterclaims  against the Debenture Holders seeking  damages  flowing  from  alleged  breaches  of  the  Debenture  Holders'
obligations to WaterChef, allegedly resulting money damages to Defendant;

     WHEREAS,  the  Debenture  Holders  and  WaterChef  wish  to  resolve  their differences  and buy  peace  by  agreement  without  further  expense,  delay or litigation;

     NOW  THEREFORE,  in  consideration  of  these  promises  and of the  mutual promises and  covenants  set forth below,  the  Debenture  Holders and WaterChef hereby agree as follows:

     1. Upon execution of this  Agreement,  the Debenture  Holders and WaterChef shall execute a dismissal with prejudice of the Legal Action  (described  below)
currently pending which dismissal shall be held in escrow by Debenture  Holders'
counsel  pending  performance  by  Debenture  Holders  and  Defendant  of  their respective  obligations under the terms of this Settlement Agreement.  Debenture
Holders and Defendant agree that prior to the filing of the dismissal they shall execute such other  document(s),  if any, as may be required by the Hillsborough
County  Superior Court  regarding the fact of settlement of the Legal Action and agree  that if  required  by the  Court  that  each  will  execute  a notice  of conditional  settlement  and  continuance  pending  performance  of the  parties obligations hereunder.

     2. (a) Upon  execution of this  Agreement,  each of the  Debenture  Holders shall  deliver  to  Debenture  Holders'  counsel,  Nixon  Peabody,  LLP,  all of
WaterChef's Debentures held by Debenture Holders marked "Satisfied in accordance with the terms of the  Settlement  Agreement  dated as of June 20, 2002  between
[name of  Debenture  Holder(s)]  and  WaterChef  to be held in  escrow  by Nixon
Peabody,  LLP  against  the  delivery  of  Defendant's  shares of  Common  Stock described in Paragraphs (c) and (d).

          (b) Defendant's  Board of Directors,  pursuant to the power granted to them under WaterChef's  Articles of Incorporation,  if not previously  approved, will no later than one (1) day following the execution of this  Agreement by all of the  Debenture  Holders  authorize  an increase  in the number of  authorized shares of Common Stock of WaterChef in an amount at least  sufficient  to permit
WaterChef  to issue not less than  three  million  (3,000,000)  shares  and such number of additional shares of Common Stock to the Debenture Holders as provided for herein.  Defendant shall provide  Debenture  Holders' counsel with a copy of the minutes of the Board of Directors meeting.

          (c) No  later  than  June  20,  2002 or two  (2)  days  following  the execution  of  this  Settlement  Agreement  by  all of  the  Debenture  Holders,
whichever is later, WaterChef shall pay to the Debenture Holders an aggregate of
$497,500.00  by issuing to the  Debenture  Holders an aggregate of not less than
3,000,000  shares of its Common  Stock,  $.01 par value.  Such  shares  shall be allocated  among the Debenture  Holders as shown on Exhibit A to this Agreement.
Defendant  shall  deliver  said Shares to  Debenture  Holders'  counsel with its delivery of its executed copy of this Agreement and said shares (and the shares, if any,  issued  pursuant to Paragraph  (d))shall be held by Debenture  Holders'
counsel until receipt of all of the Debenture Holders'  Debentures  described in
Paragraph (a) above.  Upon receipt of all of the Debenture  Holders'  Debentures and Defendant's shares, Debenture Holders' counsel shall exchange the Debentures and shares and distribute them to the Debenture Holders and WaterChef.

          (d) WaterChef  shall also calculate the average daily trading price of its Common  Stock for the  thirty  (30)  consecutive  trading  days  immediately following the date WaterChef issues the shares described in paragraph (c) above.
To determine such average daily trading  price,  WaterChef  shall  calculate the average of the ending bid and asked  price on each such  trading day as reported by Nasdaq and shall divide the sum of such  averages by thirty  (30).  WaterChef shall  distribute  its  calculations  and  the  underlying  data  on  which  its calculations are based to the Debenture Holders for their approval,  which shall not be  unreasonably  withheld.  If  $497,500.00  divided by such average  daily trading price equals 3,000,006 or less, no additional  shares shall be issued to the Debenture  Holders.  If the product of  $497,500.00  divided by such average daily  trading  price  exceeds  3,000,006,  then  WaterChef  shall  issue to the
Debenture Holders such additional number of shares of its Common Stock,  rounded to the next whole number of shares,  as equals the amount of such  excess.  Such shares shall be  allocated  among the  Debenture  Holders in  accordance  with a schedule  to be provided by the  Debenture  Holders  within ten (10) days of the final  determination  of the total  number  of shares to be issued  and shall be delivered to Debenture  Holders' counsel within twenty (20) days of the delivery of such schedule.

          (e)  WaterChef  shall and does  hereby  extend the term of each of the
Debenture Holders' outstanding and unexercised warrants to purchase Common Stock of  WaterChef  for an  additional  twenty-four  (24)  months  from  the  current expiration date of each such warrant.  WaterChef further agrees that any and all of the restrictions or conditions which limit the piggy-back registration rights currently in effect with respect to the said warrants  shall be, and hereby are, waived and  removed.  Debenture  Holders  shall  deliver to  Debenture  Holders'
counsel each of their  outstanding and  unexercised  warrants to be held by such counsel until  Defendant shall have issued with respect to each such warrant its
Allonge To and  Amendment  and  Extension of Warrant dated the date hereof which shall amend the expiry and piggy-back registration  restrictions of such warrant as  provided  herein and shall  further  confirm  that  except as so amended the original terms of such warrant remain in full force and effect.  Defendant shall issue an Allonge To and  Amendment and Extension of Warrant with respect to each outstanding and unexercised  warrant on the terms set forth herein regardless of the vote of the  shareholders  regarding  the  proposed  increase in  authorized capital stock. Defendant shall deliver an Allonge To and Amendment and Extension of Warrant for each  outstanding and unexercised  warrant to Debenture  Holders'
counsel  within  thirty  (30)  days of the date of the  execution  hereof  which
Debenture  Holders'  counsel  shall  affix  to and  make a part  of  each of the outstanding  and  unexercised  warrants,  and Debenture  Holders'  counsel shall thereupon redeliver the warrants as amended to Debenture Holders.

     3.  In  consideration  of  this  Agreement  and  other  good  and  valuable consideration,  the receipt  and  sufficiency  of which is hereby  acknowledged,
WaterChef,  on  behalf  of  itself,  its  parents,   affiliates,   subsidiaries,
directors,  shareholders,  officers,  employees,   administrators,   successors,
agents,  or other  assigns,  does  hereby  unconditionally  release  and forever discharge each and every one of the Debenture Holders,  (including each of their heirs, executors, administrators,  successors, agent, representatives, employees and assigns), from any and all claims,  actions,  liabilities and demands of any kind,  whether at law or in equity, and whether such claims arise in contract or tort,  and  whether  such  claims are  founded  upon  statutory  or common  law, including,  but not limited to,  breach of contract,  negligence,  breach of any duty of good  faith  and  fair  dealing,  causes  of  action  arising  out of or construed to be deceptive trade practices,  business torts,  breach of warranty, or any other  cause of  action  whatsoever,  whether  such  claims  are known or unknown,  contingent or liquidated,  arising out of or in any way related to the
Bridge Loan Transactions described above and the debentures,  shares or warrants issued in connection therewith, or the transactions  contemplated thereby, which
Defendant may now have against the Debenture  Holders (to the extent such claims originated in whole or in part or, based on presently existing facts, could have originated in whole or in part on or before the date hereof), including, without limitation,  any and all  claims  which  have been  asserted  or could have been asserted by Defendant in the case  captioned K. THOMAS  DECOSTER ET. AL V. WATER
CHEF,  INC.  now  pending  before the  Hillsborough  County  Superior  Court and identified as docket number 00-C-714 (the "Legal Action") and any and all claims directly or indirectly  arising from or in connection with (1) the bridge loans,
(2) the  debentures  executed in  connection  therewith (3) any shares issued to
Debenture  Holders  pursuant  to the  debentures  (4)  the  warrants  issued  in connection with the debentures,  (5) any action or omission to act by any of the
Debenture  Holders  in  connection  with  any of  the  foregoing,  or any  other documents  executed  in  connection  with the bridge loan  transactions,  (6) or arising from the negotiation of the terms of this Agreement.

     4.  In  consideration  of  this  Agreement  and  other  good  and  valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the  Debenture  Holders,  on behalf of  themselves,  and each of their heirs, executors,  administrators,  successors, agents, representatives,  employees and assigns,  does hereby  unconditionally  release and forever discharge WaterChef,

(including  its  parents,  affiliates,  subsidiaries,  directors,  shareholders, officers, employees, administrators, successors, agents, or other assigns), from any and all claims, actions, liabilities and demands of any kind, whether at law or in equity,  and whether  such claims  arise in contract or tort,  and whether such claims are founded upon statutory or common law, including, but not limited to,  breach of contract,  negligence,  breach of any duty of good faith and fair dealing,  causes of action  arising out of or construed  to be  deceptive  trade practices,  business  torts,  breach of  warranty,  or any other cause of action whatsoever,  whether such claims are known or unknown, contingent or liquidated, arising  out of or in any way  related to the bridge  loan  transaction  and the
debentures,   shares  or  warrants  issued  in  connection  therewith,   or  the
transactions  contemplated thereby, which Debenture Holders may now have against
WaterChef (to the extent such claims originated in whole or in part or, based on presently existing facts, could have originated in whole or in part on or before the date hereof),  including,  without limitation, any and all claims which have been  asserted  or could have been  asserted by  Debenture  Holders in the Legal
Action  and  any  and all  claims  directly  or  indirectly  arising  from or in connection with (1) the bridge loans, (2) the debentures  executed in connection therewith (3) any shares issued to Debenture  Holders pursuant to the debentures
(4) the warrants  issued in connection  with the  debentures,  (5) any action or omission to act by WaterChef in  connection  with any of the  foregoing,  or any other documents executed in connection with the bridge loan transactions, (6) or arising from the negotiation of the terms of this Agreement.

     5. ADEQUACY OF  CONSIDERATION.  WaterChef and each of the Debenture Holders acknowledge  that the  consideration  for this  Agreement  and their  respective releases  is hereby  accepted  in  satisfaction  of all  claims  and/or  damages sustained  or ever to be  sustained,  in full  and  complete  discharge  for the claims.  Each  acknowledges  they understand that the Agreement,  and the rights conferred herein represent the entire  consideration that will ever be exchanged between the parties.

     6. COVENANT NOT TO SUE. Defendant,  for itself, its officers and directors, affiliates,  successors  and  assigns,  and  Debenture  Holders,  on  behalf  of themselves,  and each of their  heirs,  executors,  administrators,  successors, agents,  representatives,  employees  and assigns and all others  claiming by or through them, hereby covenant not to bring, commence,  prosecute or maintain any suit,  action or  proceeding,  either at law or in  equity,  in any court of the
United  States  or of any  State  thereof,  arising  under or by  virtue  of the
negotiations   and/or   communications   entertained  in  connection  with  this
Agreement.  Defendant,  for itself,  its  officers  and  directors,  affiliates, successors and assigns, and Debenture Holders, on behalf of themselves, and each of their heirs, executors, administrators,  successors, agents, representatives, employees and assigns and all others  claiming by or through them,  hereby fully and forever  release and  discharge the other from any and all causes of action, whether  sounding  in  contract  or in  tort,  or  otherwise,  and  any  and all liability,  accrued or  unaccrued,  known or unknown,  fixed or  contingent,  on account of any and all  claims,  demands,  and causes of action for all  losses, damages,  expenses or liabilities to them,  arising out of any  negotiations  or communications  entertained in connection with this Agreement, the bridge loans, the debentures, the shares and the additional shares.

     7.  RETAINED  RIGHTS AND  CLAIMS.  Notwithstanding  anything  contained  in paragraphs 3, 4 and 6 hereof to the contrary,  none of the parties  releases the other from the obligations created by this Agreement.

     8. The parties  expressly  agree not to publicize,  communicate,  reveal or otherwise disclose,  directly or indirectly to any person, any term or condition of this Agreement  except pursuant to compulsory  process of law and/or to their legal and  financial  advisors to the extent  necessary to receive  professional advice if such persons are expressly advised of this  confidentiality  provision and agree to be bound thereby.

     9. This Agreement supersedes all prior communications regarding the matters contained herein between the parties, their attorneys and representatives. There shall not be a presumption  that the terms of this Agreement are to be construed more or less favorably for or against the signatories  hereto.  The parties have consulted with counsel with respect to this  Agreement.  The Agreement  contains
the  entire  agreement   between  the  parties  regarding  this  matter  and  no
representations  or promises have been made or relied on by any party other than as stated herein.

     10. Nothing in this Agreement or the actions of any of the parties to it in negotiating,  executing or complying with this Agreement shall be regarded as an admission of liability or wrongdoing by any of the parties.

     11. The parties  acknowledge  that this is a compromise on disputed  claims and this Agreement is entered to buy the peace of the respective parties.

     12. The  parties  acknowledge  and agree that this  Agreement  shall not be admitted  into  evidence  in  any  proceeding,  except  as may  be  required  to effectuate or enforce the terms of this Agreement.

     13. This  Agreement  shall be governed by and construed in accordance  with the internal laws of the State of New  Hampshire,  without  giving effect to any choice of law provisions that might apply.

     14.  This  Agreement  may be executed  in  counterparts  each of which will constitute an original but all of which constitutes but one Agreement.

     15. REPRESENTATIONS AND WARRANTIES. Each undersigned expressly warrants and represents  to the parties  released  herein,  as a condition to this  Agreement that:

     a. Each person  executing this Agreement and the Releases  contained herein is over the age of eighteen  (18) years of age, of sound mind,  and legally capable of making this agreement.

     b. Each person  executing this Agreement and the Releases  contained herein has read and understands  this Settlement and Release  Agreement,  and each has been provided the advice of attorneys of their selection with regard to the legal consequences of this agreement.

     c. No promise or  representation  of any kind has been expressed or implied by any party, or by anyone acting for them,  except as is expressly  stated
     in this Agreement.

     d. No person executing this Agreement and the Releases  contained herein is relying on the advice the other  party or parties or their  representatives or attorneys, on any matters relating to this Agreement.

     16. None of the persons  executing this Agreement have assigned,  conveyed, or pledged any part of the claims and cause of actions released herein.

     17. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together  shall  constitute one and the same agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS  HERETO,  the parties have executed under seal this Agreement to be effective as of June 20, 2002.

DEBENTURE HOLDERS:                             WATER CHEF, INC.

/s/ K. Thomas Decoster                         By: /s/ David Conway
-------------------------------                   ------------------------------
K. Thomas Decoster                             Name: DAVID CONWAY
                                               Its:  President
                                               Duly Authorized
/s/ Callaway Decoster
-------------------------------
Callaway Decoster

/s/ Michael P. Gaudette
-------------------------------
Michael P. Gaudette

/s/ Roberta S. Gaudette
-------------------------------
Roberta S. Gaudette

/s/ Dominic M. Strazzulla
-------------------------------
Dominic M. Strazzulla

/s/ Sandra Hertzka
-------------------------------
Sandra Hertzka, Executrix of the Felix A. Hertzka Estate

/s/ Claudette L. Gelfand
-------------------------------
Claudette L. Gelfand, individually and as Trustee of the
Claudette L. Gelfand Trust

/s/ Catherine C. Griffin
-------------------------------
Catherine C. Griffin

/s/ Michael B. Hayden
-------------------------------
Michael B. Hayden

/s/ Diane L. Hayden
-------------------------------
Diane L. Hayden

/s/ Alexander Harris
-------------------------------
Alexander Harris

/s/ Holly O. Harris
-------------------------------
Holly O. Harris

/s/ Joseph R. Fichtl
-------------------------------
Joseph R. Fichtl, Trustee of the Joseph R. Fichtl 1995 Trust

                                                                       EXHIBIT A

              DEBENTURE HOLDER                           ORIGINAL ISSUE DATE         AMOUNT OF DEBENTURE
              ----------------                           -------------------         -------------------

           Dominic M. Strazzulla                            March 27, 1997                 $50,000

              Felix A. Hertzka                              April 1, 1997                  $25,000

            Michael P. and Roberta                          April 22, 1997                 $25,000
             S. Gaudette, JTWROS

             Claudette L. Gelfand                           April 22, 1997                 $25,000
              Revocable Trust

            Catherine C. Griffin                            April 24, 1997                 $25,000

            Joseph R. Fichtl '95                            April 24, 1997                 $50,000
                  Trust

                K. Thomas and                               April 25, 1997                 $30,000
              Callaway Decoster

              Holly O. Harris                               April 28, 1997                 $10,000

              Alexander Harris                              April 29, 1997                 $10,000

           Michael B. and Diane L.                          April 30, 1997                 $25,000
               Hayden, JTWROS

             K. Thomas Decoster                              June 4, 1997                  $25,000